Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of
Directors of
Cash Trust
Series, Inc.:

In planning and
performing our
audits of the
financial statements
 of Federated
Government Cash
Series, Federated
Prime Cash Series,
Federated Municipal
Cash Series,
and Federated Treasury
Cash Series
(collectively, the
"Funds") (the four
portfolios
comprising Cash Trust
Series, Inc.) as of
and for the year
ended May 31, 2011,
in
accordance with
the standards of
the Public Company
Accounting Oversight
Board
(United States),
we considered the
Funds' internal
control over financial
reporting,
including controls
over safeguarding
securities, as a basis
for designing our
auditing
procedures for the
purpose of expressing
our opinion on the
financial statements
and to
comply with the
requirements of Form
N-SAR, but not for
the purpose of
expressing an
opinion on the
effectiveness of
the Funds' internal
control over financial
reporting.
Accordingly, we
express no such opinion.

The management of the
Funds is responsible
for establishing and
maintaining effective
internal control over
financial reporting.
In fulfilling this
responsibility,
estimates and
judgments by management
 are required to assess
the expected benefits
 and related costs
of controls. A company's
internal control over
 financial reporting
is a process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting
and the
preparation of financial
statements for external
purposes in accordance
with generally
accepted accounting
principles. A company's
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that,
in reasonable detail,
accurately and fairly
reflect the transactions
 and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as
necessary to permit
preparation of financial
statements in accordance
 with generally
accepted accounting
principles, and that
receipts and expenditures
of the company are
being made only in
accordance with
authorizations of
management and directors
of the
company; and (3) provide
reasonable assurance
regarding prevention or
timely detection
of unauthorized
acquisition, use or
 disposition of a
company's assets that
could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
 projections of any
evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or
operation of a control
does not allow
management or employees,
in the normal course of
performing their
assigned functions,
to prevent or detect
 misstatements on a
timely basis.
A material weakness
is a deficiency, or a
combination of
deficiencies, in
internal control
over financial reporting,
such that there is a
reasonable possibility
that a material

misstatement of
the company's annual
or interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
 the Funds' internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in
internal control
that might be material
 weaknesses under
standards
established by the
Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls
over safeguarding
securities that we
consider to be a
material weakness as
defined above as of
May 31, 2011.

This report is
intended solely for
the information and
use of management
and the Board
of Directors of the
Funds and the
Securities and
Exchange Commission
and is not
intended to be, and
should not be, used
by anyone other than
these specified parties.



/s/ Ernst & Young LLP


Boston, Massachusetts
July 25, 2011